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                                                                   EXHIBIT 3.107

                            CERTIFICATE OF FORMATION

                                       OF

                                BHC NEWCO 1,LLC

      The undersigned, an authorized person, for the purpose of forming a limited liability company under the provisions and subject to the requirements of the Delaware Limited Liability Company Act, hereby certifies that:

      FIRST: The name of the limited liability company ("limited liability company") is BHC NEWCO 1, LLC.

      SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New castle County, Delaware.

       Executed on January 12, 2005.

                                                 /s/ Stephen C. Petrovich
                                                 -------------------------------
                                                 Stephen C. Petrovich
                                                 Authorized Person

                                                        State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                  Delivered 10:46 AM 01/13/2005
                                                    FILED 10:17 AM 01/13/2005
                                                   SRV 050030282 - 3911534 FILE

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                                                         State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 04:49 PM 03/28/2005
                                                     FILED 04:41 PM 03/28/2005
                                                    SRV 050250541 - 3911534 FILE

                            CERTIFICATE Of AMENDMENT

                                       TO

                            CERTIFICATE OF FORMATION

                                       OF

                                BHC NEWCO 1,LLC

BHC NEWCO 1,LLC (hereinafter called the "Company"), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:

      FIRST: The name of the limited liability company is BHC NEWCO 1, LLC.

      SECOND: The certificate of formation of the Company is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

          "FIRST: The name of the limited liability company is BHC MESILLA VALLEY HOSPITAL, LLC."

Executed on this 29th day of March, 2005.

                                             By: /s/ Stephen C.Petrovich
                                                 -------------------------------
                                                 Stephen C.Petrovich
                                                 Manager